UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014 (July 21, 2014)

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On July 21, 2014, Cardtronics USA, Inc., (the “Purchaser”), a wholly-owned subsidiary of Cardtronics, Inc. (“Cardtronics”), entered into a Purchase Agreement (the “Purchase Agreement”) with WSILC, L.L.C. (“WSILC”), RTW ATM, LLC (“RTW” and, together with WSILC, the “Target Companies”), C.O.D., LLC (“COD”), WG ATM, LLC (“WG” and, together with COD, the “Asset Sellers”), as well as each of the following entities and individuals, Rock Island Capital Fund I, L.P. (“Rock Island Capital”), Rock Island Capital Q Fund I, L.P., Lanigan Holdings, LLC, Community Merchant Services, Inc., Kahuna Business Holdings, LLC, HR Financial Services, Inc., Arch ATM, Inc., Welch Systems, Inc., Jeffery M. Hewitt, Jeffrey A. Martin, David W. Welch, Brad Cummins, Sara J. Heinzmann, Jason W. Green, Mark Idel and Bryan Bauer (each, an “Equity Seller” and collectively, the “Equity Sellers”), and Rock Island Capital, in its capacity as the representative of the Equity Sellers and the Asset Sellers, pursuant to which (i) each Equity Seller has agreed to sell, transfer, assign, convey and deliver to the Purchaser, and the Purchaser has agreed to accept from such Equity Seller, all of the issued and outstanding membership interests of the Target Companies (the “Equity Seller Units”) owned by such Equity Seller and (ii) the Asset Sellers have agreed to sell, transfer, assign, convey and deliver to the Purchaser, and the Purchaser has agreed to purchase substantially all of the assets (the “Purchased Assets”) of the Asset Sellers (clauses (i) and (ii) collectively referred to herein as the “Acquisition”). Cardtronics intends to finance the Acquisition using cash on hand, a portion of the net proceeds of its recent private placement of 5.125% senior notes due 2022, and the remaining amount with borrowings under its revolving credit facility. The Acquisition is expected to close during the third quarter of 2014.

Pursuant to the Purchase Agreement, the Purchaser will acquire the Equity Seller Units and the Purchased Assets for aggregate consideration of $160 million in cash (a portion of which shall be used to pay outstanding indebtedness of the Target Companies) plus the assumption of certain ordinary course operating obligations of the Asset Sellers, subject to customary purchase price adjustments, including working capital adjustments. The parties have made customary representations and warranties and have agreed to customary covenants in the Purchase Agreement, including the agreement of the Target Companies, subject to certain exceptions, to conduct the businesses being acquired in the ordinary course, to use commercially reasonable efforts to preserve the business organization and to refrain from engaging in certain activities during the period from the execution of the Purchase Agreement to the closing of the Acquisition.

Pursuant to the Purchase Agreement, at closing, the Purchaser will deposit $16 million of the purchase price (the “Escrow Amount”) into an escrow account to satisfy any indemnification obligation or other liabilities of the Equity Sellers and the Asset Sellers under the Purchase Agreement. Subject to such use, fifty-percent of the Escrow Amount will be released nine months following the completion of the Acquisition and fifty-percent of the Escrow Amount will be released twenty-four months following the completion of the Acquisition.

The consummation of the Acquisition is subject to the satisfaction of customary closing conditions, including, among others: (1) the absence of any law or order prohibiting the closing; (2) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the receipt of specified third-party consents and approvals; (4) the absence of a material adverse effect on the financial condition, assets or results of operations of the Target Companies; and (5) other customary closing conditions. The Purchase Agreement provides that the closing will occur as soon as possible, but in no event later than five business days after satisfaction or waiver of all conditions to closing. There is no assurance that all of the conditions to the consummation of the Acquisition will be satisfied.

The Purchase Agreement contains certain customary termination rights for the parties, including, among others, the right of any party to terminate the Purchase Agreement if the closing has not occurred by October 31, 2014 or, if extended at the sole option of the Purchaser, by December 31, 2014.

Item 7.01. Regulation FD Disclosure.

On July 21, 2014, Cardtronics issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by Cardtronics under the Exchange Act or the Securities Act of 1933, as amended.

Cardtronics will host a conference call on Tuesday, July 22, 2014, as 7:30 a.m. Central Time (8:30 a.m. Eastern Time) to discuss this acquisition. A live webcast of the call can be accessed on the investor information page of Cardtronics’ website at www.cardtronics.com. A replay of the broadcast will also be available on Cardtronics’ website through August 22, 2014.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “may,” “intend,” “believe,” “expect,” “anticipate,” “estimate” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the Acquisition and the possibility that the Acquisition will not close; timing of the completion of the proposed Acquisition; and Cardtronics’ plans for financing the Acquisition. Forward-looking statements are based upon Cardtronics’ current belief as to the outcome and timing of future events. While Cardtronics believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Cardtronics will be those that Cardtronics currently anticipates. All subsequent written and oral forward-looking statements concerning Cardtronics, the proposed transactions or other matters and attributable to Cardtronics or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in operating risks, liquidity risks, legislative developments and other risk factors and known trends and uncertainties as described in Cardtronics’ Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Cardtronics’ actual results and plans could differ materially from those expressed in the forward-looking statements. Cardtronics undertakes no obligation to update or revise forward-looking statements whether to reflect changed assumptions, or as a result of new information, the occurrence of unanticipated events or changes to future operating results over time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

99.1	Press release, dated July 21, 2014, announcing entry into the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.

By:	/s/ E. Brad Conrad
E. Brad Conrad
Chief Accounting Officer

Dated: July 22, 2014

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

99.1	Press release, dated July 21, 2014, announcing entry into the Purchase Agreement.